Diamond Infrastructure Funding LLC ABS-15G

Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

DCHSCU, LLC
120 Mountain Avenue
Springfield, New Jersey 07081

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of wireless communication sites and the related tenant leases in connection with the proposed offering of Diamond Infrastructure Funding LLC, Fixed Rate Secured Cellular Site Revenue Notes, Series 2026-1. DCHSCU, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Barclays Capital Inc. (“Barclays” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 29, 2026, representatives of Barclays, on behalf of the Company, provided us with (i) a computer-generated data file and related record layout (the “Statistical Data File”) containing data, as represented to us by the Company, as of August 31, 2026 (the “Cut-off Date”) with respect to 2,379 wireless communication sites (the “Sites”) and the related 2,813 tenant leases (the “Tenant Leases”) associated with the Sites and (ii) a listing (the “Sample Listing”) of (a) the twenty-five Sites with the highest aggregated annual revenue as set forth on the Statistical Data File (the “Top 25 Selected Sites”) and (b) an additional 100 Sites (the “100 Random Selected Sites” and, together with the Top 25 Selected Sites, the “Sample Sites”) from the remaining Sites set forth on the Statistical Data File. We make no representations as to the selection criteria used in determining the Sample Sites.

Further, at the instruction of the Company, we randomly selected up to two Tenant Leases from the Statistical Data File related to each of the Sample Sites (the “Sample Tenant Leases”).

File Review Procedures of the Sample Sites:

At the Company’s instruction, we performed certain comparisons and recomputations for each of the site characteristics (the “Site Characteristics”) set forth on the Statistical Data File and indicated below.

Site Characteristics

1. Site state 2. Product type 3. Ground entitlement expiration* 4. Ground entitlement tenor *	5. Site BTA 6. Site BTA Rank 7. Asset entity

* For Sample Sites with a ground interest of “easement,” “ground lease” or “fee” as set forth on the Ground Entitlement Agreement (as defined below).

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Deloitte Touche Tohmatsu Limited

We compared Site Characteristics 1. through 3. to the corresponding information set forth on or derived from the easement agreement, fee site agreement, lease, license agreement or other related correspondence (collectively, the “Ground Entitlement Agreement”). Further, with respect to our comparison of Site Characteristic 3., differences of 31 days or less will be deemed to be “in agreement.”

With respect to our comparison of Site Characteristic 4., for Sample Sites with a lease term (as set forth on or derived from the Ground Entitlement Agreement) of (i) “perpetual,” we were instructed by representatives of the Company to compare a value of “100.00” to the corresponding information set forth on the Statistical Data File and (ii) “not perpetual,” we recomputed the ground entitlement tenor as the difference between (a) the Cut-off Date and (b) the ground entitlement expiration (as set forth on or derived from Ground Entitlement Agreement) and compared such recomputation to the corresponding information set forth on the Statistical Data File.

At your instruction, we accessed the “FCC Website” (https://www.fcc.gov/wireless/systems-utilities/market-area-cross-reference) on October 12, 2026 and, using the “site county” (as set forth on the Ground Entitlement Agreement), we compared Site Characteristic 5. to the corresponding information set forth on the FCC Website.

At your instruction, we accessed the FCC Website on October 12, 2026 and obtained the “Basic Trading Areas Ranked by Year-2000 Census Data.” Using the Site BTA (as determined above), we compared Characteristic 6. to the corresponding information set forth on the Basic Trading Areas Ranked by Year-2000 Census Data.

We compared Site Characteristic 7. to the corresponding information set forth on the asset entity spreadsheet provided to us by Barclays, on behalf of the Company (the “Asset Entity Spreadsheet”).

The site documents described above and any other related documents used in support of the Site Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the “Site Documentation.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Site Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Site Documentation. In addition, we make no representations as to whether the Site Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Sites.

File Review Procedures of the Sample Tenant Leases:

For each of the Sample Tenant Leases, we performed comparisons of the tenant lease characteristics (the “Tenant Lease Characteristics”) set forth on the Statistical Data File and indicated below.

Tenant Lease Characteristics

1. Obligor parent 2. Annual revenue 3. Lease escalator 4. Lease current expiration date 5. Lease final expiration date	6. Lease commencement date 7. Lease current tenor 8. Lease extended tenor 9. Investment grade

Using methodologies provided to us by the Company, we compared Tenant Lease Characteristic 1. to the corresponding information set forth on the tenant lease agreement and any amendments (collectively, the “Tenant Lease Agreement”).

We compared Tenant Lease Characteristics 2. and 3. to the corresponding information set forth on or derived from the Tenant Lease Agreement or queries from the Company’s asset management system (collectively, the “Asset Management System Query”).

We compared Tenant Lease Characteristics 4. through 6. to the corresponding information set forth on or derived from the Tenant Lease Agreement or screenshots from the Company’s asset management system (collectively, the “Asset Management System Screenshots”).

With respect to our comparison of Tenant Lease Characteristic 7., we recomputed the lease current tenor as the difference (expressed in months) between (a) the lease current expiration date (as set forth on or derived from the Tenant Lease Agreement) and (b) the Cut-off Date and compared such recomputation to the corresponding information set forth on the Statistical Data File.

With respect to our comparison of Tenant Lease Characteristic 8., we recomputed the lease extended tenor as the difference (expressed in months) between (a) the lease final expiration date (as set forth on or derived from the Tenant Lease Agreement) and (b) the Cut-off Date and compared such recomputation to the corresponding information set forth on the Statistical Data File.

We compared Tenant Lease Characteristic 9. to the corresponding information set forth on the obligor parent investment grade spreadsheet provided to us by Barclays, on behalf of the Company (the “Rating Spreadsheet”).

At the instruction of the Company, for purposes of our procedures:

●	With respect to Tenant Lease Characteristic 2., differences of 2.5% or less of the annual revenue indicated on the Statistical Data are deemed to be “in agreement;” and

●	With respect to Tenant Lease Characteristics 4. through 6., differences of 31 days or less are deemed to be “in agreement.”

The tenant lease documents indicated above, and any other related documents provided in support of the Tenant Lease Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the “Tenant Lease Documentation.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Tenant Lease Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein. Further, we make no representations as to whether the Tenant Lease Documentation are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Tenant Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Site Characteristics and Tenant Lease Characteristics set forth on the Statistical Data File were found to be in agreement, except as described in Appendix A and Appendix B for the Site Characteristics and Tenant Lease Characteristics, respectively. Supplemental information is contained on Appendix C and Appendix D.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Sites or Tenant Leases underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Sites or Tenant Leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 29, 2026

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 29, 2026. In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description – Site Characteristics
1	Two differences in ground entitlement expiration.
2	Two differences in ground entitlement tenor.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 29, 2026.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description – Tenant Lease Characteristics
1	Eleven differences in lease current expiration date.
2	One difference in lease final expiration date.
3	Seven differences in lease commencement date.
4	Eleven differences in lease current tenor.
5	One difference in lease extended tenor.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 29, 2026 (Redacted).

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Site number	Site Characteristic	Site Characteristic set forth on the Statistical Data File	Site Characteristic set forth on or derived from the Ground Entitlement Agreement

1	[REDACTED]	Ground entitlement expiration	N/A	09/25/2064
1	[REDACTED]	Ground entitlement expiration	07/26/2066	05/30/2066

Exception Description Number	Sample Site number	Site Characteristic	Site Characteristic set forth on the Statistical Data File	Recalculation of Site Characteristic

2	[REDACTED]	Ground entitlement tenor	100.00 years	38.07 years
2	[REDACTED]	Ground entitlement tenor	39.90 years	39.76 years

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 29, 2026 (Redacted).

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Tenant Lease number	Segment	Tenant Lease Characteristic	Tenant Lease Characteristic set forth on the Statistical Data File	Tenant Lease Characteristic set forth on or derived from the Tenant Lease Documentation

1	[REDACTED]	Owned Towers	Lease current expiration date	4/17/2032	8/27/2027
2	[REDACTED]	Owned Towers	Lease final expiration date	5/31/2057	8/27/2047
4	[REDACTED]	Owned Towers	Lease current tenor	5.63 years	0.99 years
5	[REDACTED]	Owned Towers	Lease extended tenor	30.75 years	20.99 years
1	[REDACTED]	Public Tower Co. 1	Lease current expiration date	4/12/2030	4/12/2029
4	[REDACTED]	Public Tower Co. 1	Lease current tenor	3.61 years	2.61 years
1	[REDACTED]	Metro Sites	Lease current expiration date	8/28/2027	3/31/2029
4	[REDACTED]	Metro Sites	Lease current tenor	0.99 years	2.58 years
1	[REDACTED]	Public Tower Co. 1	Lease current expiration date	8/11/2030	1/31/2028
3	[REDACTED]	Public Tower Co. 1	Lease commencement date	8/12/2005	2/1/2008
4	[REDACTED]	Public Tower Co. 1	Lease current tenor	3.95 years	1.42 years
1	[REDACTED]	Public Tower Co. 1	Lease current expiration date	12/28/2028	9/30/2029
3	[REDACTED]	Public Tower Co. 1	Lease commencement date	12/29/2008	10/1/2009
4	[REDACTED]	Public Tower Co. 1	Lease current tenor	2.33 years	3.08 years
1	[REDACTED]	Public Tower Co. 1	Lease current expiration date	9/29/2030	7/31/2027
3	[REDACTED]	Public Tower Co. 1	Lease commencement date	9/30/2010	8/1/2012
4	[REDACTED]	Public Tower Co. 1	Lease current tenor	4.08 years	0.91 years
1	[REDACTED]	Public Tower Co. 1	Lease current expiration date	5/13/2029	9/30/2029
3	[REDACTED]	Public Tower Co. 1	Lease commencement date	5/14/2009	10/1/2009
4	[REDACTED]	Public Tower Co. 1	Lease current tenor	2.70 years	3.08 years
1	[REDACTED]	Metro Sites	Lease current expiration date	9/30/2029	9/30/2030
4	[REDACTED]	Metro Sites	Lease current tenor	3.08 years	4.08 years
1	[REDACTED]	Public Tower Co. 1	Lease current expiration date	6/13/2029	2/28/2031
3	[REDACTED]	Public Tower Co. 1	Lease commencement date	6/14/2004	3/1/2006
4	[REDACTED]	Public Tower Co. 1	Lease current tenor	2.78 years	4.50 years
1	[REDACTED]	Public Tower Co. 1	Lease current expiration date	12/10/2028	5/31/2032
3	[REDACTED]	Public Tower Co. 1	Lease commencement date	12/11/2008	6/1/2007
4	[REDACTED]	Public Tower Co. 1	Lease current tenor	2.28 years	5.75 years
1	[REDACTED]	Public Tower Co. 1	Lease current expiration date	2/28/2030	2/28/2028
3	[REDACTED]	Public Tower Co. 1	Lease commencement date	3/1/2005	3/1/2008
4	[REDACTED]	Public Tower Co. 1	Lease current tenor	3.50 years	1.49 years

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.